UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2013

JANEL WORLD TRADE, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

150-14 132nd Avenue, Jamaica, New York 11434

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (718) 527-3800

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 25, 2013, Vincent Iacopella, a member of the Board of Directors of Janel World Trade, Ltd. since 2004, resigned from the Board to focus his full attention on his operational responsibilities for the Registrant. Mr. Iacopella continues to be employed by the Registrant as Managing Director of The Janel Group of Los Angeles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL WORLD TRADE, LTD.
(Registrant)

Date: April 26, 2013	By:	/s/ James N. Jannello
James N. Jannello Chief Executive Officer